Exhibit 24

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ George David
George David

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ Jean-Pierre Garnier
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ Jamie S. Gorelick
Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ Charles R. Lee
Charles R. Lee

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ Richard D. McCormick
Richard D. McCormick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ Harold McGraw III
Harold McGraw III

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ Frank P. Popoff
Frank P. Popoff

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ H. Patrick Swygert
H. Patrick Swygert

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ André Villeneuve
André Villeneuve

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ H.A. Wagner
H.A. Wagner

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints William H. Trachsel, James E. Geisler, Thomas I. Rogan and Gregory J. Hayes, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect the registration of up to 3,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan, including signing and filing registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of March 2005.

/s/ Christine Todd Whitman
Christine Todd Whitman